FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of November 24, 2014, is by and among VOXX INTERNATIONAL CORPORATION, a Delaware corporation (the “Company”), VOXX ACCESSORIES CORP., a Delaware corporation (“VAC”), VOXX ELECTRONICS CORP. (formerly known as Audiovox Electronics Corporation), a Delaware corporation (“AEC”), AUDIOVOX CONSUMER ELECTRONICS, INC., a Delaware corporation (“ACEI”), AUDIOVOX ATLANTA CORP. (formerly known as American Radio Corp.), a Georgia corporation (“ARC”), CODE SYSTEMS, INC., a Delaware corporation (“CSI”), INVISION AUTOMOTIVE SYSTEMS INC., a Delaware corporation (“IAS”), KLIPSCH GROUP, INC., an Indiana corporation (“Klipsch”, and together with the Company, VAC, AEC, ACEI, ARC, CSI and IAS, each a “Borrower” and collectively the “Borrowers”), the Subsidiaries of the Company party hereto (collectively, the “Guarantors”), the Lenders (defined below) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrowers, the Guarantors, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of March 14, 2012 (as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of November 29, 2012, that certain Second Amendment to Amended and Restated Credit Agreement dated as of May 14, 2013 and that certain Third Amendment to Amended and Restated Credit Agreement and Waiver dated as of January 9, 2014, and as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Required Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1    The definition of “Consolidated EBITDA” contained in Section 1.1 shall be amended by adding to the end of such definition (immediately after “in accordance with GAAP”) the following: “; provided, however, that notwithstanding the foregoing to the contrary, excluded from any such calculation or determination shall be all non-cash impairment charges on or relating to fixed assets, and all non-cash gains and losses with respect to foreign currency fluctuations, in each case of or relating to Audiovox Venezuela C.A.”

1.2    The definition of “Consolidated EBIT to Consolidated Interest Expense Ratio” contained in Section 1.1 shall be amended and restated in its entirety to read as follows:

DM3\3048899.3

“Consolidated EBIT to Consolidated Interest Expense Ratio” shall mean, as of any date of determination, for the Company and its Subsidiaries on a Consolidated basis, the ratio of (a) Consolidated EBIT on such date minus, to the extent included in Consolidated EBIT, the amortized amount of debt discount and deferred financing costs to (b) Consolidated Interest Expense minus, to the extent included in Consolidated Interest Expense, the amortized amount of debt discount and deferred financing costs.

1.3    Section 6.10(e) of the Credit Agreement shall be amended by deleting therefrom the phrase “not to exceed $4,500,000” and inserting in lieu of the phrase “not to exceed $10,000,000.”

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1    Closing Conditions. This Amendment shall become effective as of the day and year set forth above (the “Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a)    Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties, the Administrative Agent and the Required Lenders.

(b)    Fees and Expenses. The Administrative Agent shall have received from the Company all out-of-pocket fees and expenses reasonably incurred by the Administrative Agent in connection with this Amendment.

(c)    Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE III
MISCELLANEOUS

3.1    Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2    Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)    This Amendment has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally

2
DM3\3048899.3

and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)    The representations and warranties set forth in Article III of the Credit Agreement are true and correct in (i) all material respects with respect to those representations and warranties that are not qualified by materiality and (ii) all respects with respect to all other representations and warranties, in each case as of the date hereof (except for those which expressly relate to an earlier date).

(e)    After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)    After giving effect to this Amendment, the Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Liens.

(g)    Except as specifically provided in this Amendment, the Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3    Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

3.4    Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5    Expenses. The Company agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.6    Further Assurances. The Credit Parties agree to promptly take such action, upon the reasonable request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.7    Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8    Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation or covenant that an original will be delivered.

3
DM3\3048899.3

3.9    No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors, arising from any action by such Persons, or failure of such Persons to act, under the Credit Agreement on or prior to the date hereof.

3.10    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

3.11    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.12    Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

4
DM3\3048899.3

VOXX INTERNATIONAL CORPORATION
FOURTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWERS:    VOXX INTERNATIONAL CORPORATION,
a Delaware corporation, as the Company

By: /s/ Loriann Shelton
Name:    Loriann Shelton
Title:    Senior Vice President

VOXX ACCESSORIES CORP., a Delaware corporation, as a Borrower

By: /s/ Loriann Shelton
Name:    Loriann Shelton
Title:    CFO/VP/Secretary/Treasurer

VOXX ELECTRONICS CORP. (formerly known as Audiovox Electronics Corporation), a Delaware corporation, as a Borrower

By: /s/ Loriann Shelton
Name:    Loriann Shelton
Title:    CFO/Secretary/Treasurer

AUDIOVOX CONSUMER ELECTRONICS, INC., a Delaware corporation, as a Borrower

By: /s/ Loriann Shelton
Name:    Loriann Shelton
Title:    CFO/Secretary/Treasurer

AUDIOVOX ATLANTA CORP. (formerly known as American Radio Corp.), a Georgia corporation, as a Borrower

By: /s/ Loriann Shelton
Name:    Loriann Shelton
Title:    Vice President

CODE SYSTEMS, INC., a Delaware corporation, as a Borrower

By: /s/ Loriann Shelton
Name:    Loriann Shelton

Title:    Secretary/Treasurer

INVISION AUTOMOTIVE SYSTEMS INC., a Delaware corporation, as a Borrower

By: /s/ Loriann Shelton
Name:    Loriann Shelton
Title:    Vice President

KLIPSCH GROUP, INC., an Indiana corporation, as a Borrower

By: /s/ Loriann Shelton
Name:    Loriann Shelton
Title:    Secretary

VOXX INTERNATIONAL CORPORATION - FOURTH AMENDMENT

VOXX INTERNATIONAL CORPORATION
FOURTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

GUARANTORS:                ELECTRONICS TRADEMARK HOLDING
COMPANY, LLC, a Delaware corporation

By: /s/Chris Lis Johnson
Name:    Chris Lis Johnson
Title:    Secretary

TECHNUITY, INC., an Indiana corporation

By: /s/ Loriann Shelton
Name:    Loriann Shelton
Title:    Secretary

OMEGA RESEARCH AND DEVELOPMENT TECHNOLOGY LLC, a Delaware limited liability company

By: /s/ Loriann Shelton
Name:    Loriann Shelton
Title:    Secretary

LATIN AMERICA EXPORTS CORP., a Delaware corporation

By: /s/Chris Lis Johnson
Name:    Chris Lis Johnson
Title:    Secretary

KLIPSCH HOLDING LLC, a Delaware limited liability company

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President/Secretary

AUDIOVOX WEBSALES LLC, a Delaware limited liability company

By: /s/ Loriann Shelton
Name:    Loriann Shelton
Title:    Vice President/Secretary

AUDIOVOX LATIN AMERICA LTD., a Delaware corporation

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President

AUDIOVOX INTERNATIONAL CORP., a Delaware corporation

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President

AUDIOVOX COMMUNICATIONS CORP., a Delaware corporation

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President/Treasurer

AUDIOVOX GERMAN CORPORATION, a Delaware corporation

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    CFO/Vice President

AUDIOVOX ASIA INC., a Delaware corporation

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President/Secretary/Treasurer

VOXX INTERNATIONAL CORPORATION - FOURTH AMENDMENT

AUDIOVOX ADVANCED ACCESSORIES GROUP LLC, a Delaware limited liability company
By: /s/ Loriann Shelton
Name:    Loriann Shelton
Title:    Vice President/Secretary/Treasurer
VOXX WOODVIEW TRACE LLC, a Delaware limited liability company

By: /s/ Loriann Shelton
Name:    Loriann Shelton
Title:    Vice President/Secretary/Treasurer
VOXXHIRSCHMANN CORPORATION, a Delaware corporation

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President
KLIPSCH GROUP EUROPE, B.V., a private company with limited liability with its corporate seat in Leiden, the Netherlands

By: /s/ T. Paul Jacobs
Name:    T. Paul Jacobs
Title:    Managing Director

AUDIO PRODUCTS INTERNATIONAL CORP., a corporation formed under the laws of Province of Ontario

By: /s/ T. Paul Jacobs
Name:    T. Paul Jacobs
Title:    President

AUDIOVOX CANADA LIMITED, a corporation formed under the laws of Province of Ontario

By: /s/ Charles M. Stoehr
Name:    Charles M. Stoehr
Title:    Vice President

VOXX INTERNATIONAL CORPORATION - FOURTH AMENDMENT

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and as Administrative Agent

By: /s/ Michael Zick
Name:    Michael Zick
Title: Vice President

VOXX INTERNATIONAL CORPORATION - FOURTH AMENDMENT

LENDERS:	People’s United Bank,
as a Lender

By: /s/ Matthew Harrison
Name: Matthew Harrison
Title: Assistant Vice President

VOXX INTERNATIONAL CORPORATION - FOURTH AMENDMENT

LENDERS:	Citizens Bank N.A.,
as a Lender

By: /s/ Michael Makaitis
Name: Michael Makaitis
Title: Vice President

VOXX INTERNATIONAL CORPORATION - FOURTH AMENDMENT

LENDERS:	Fifth Third Bank,
as a Lender

By: /s/ Neil Kiernan
Name: Neil Kiernan
Title: Vice President

VOXX INTERNATIONAL CORPORATION - FOURTH AMENDMENT

LENDERS:	Capital One, National Association,
as a Lender

By: /s/ Jed Pomerantz
Name: Jed Pomerantz
Title: Senior Vice President

VOXX INTERNATIONAL CORPORATION - FOURTH AMENDMENT

LENDERS:	HSBC Bank USA, National Association,
as a Lender

By: /s/ William Conlan
Name: William Conlan
Title: Senior Vice President

VOXX INTERNATIONAL CORPORATION - FOURTH AMENDMENT

LENDERS:	Santander Bank, N.A.
as a Lender

By: /s/ Christine Gerula
Name: Christine Gerula
Title: Senior Vice President

VOXX INTERNATIONAL CORPORATION - FOURTH AMENDMENT